Exhibit 10.8

Midtown Acquisitions L.P.
65 East 55th Street, 19th Floor
New York, New York 10022

June 30, 2010

Hampton Roads Bankshares, Inc.
999 Waterside Drive, Suite 200
Norfolk, VA 23510

Attention: Douglas J. Glenn, Esq.

Dear Doug:

We refer to the Securities Purchase Agreement dated as of May 24, 2010 among Hampton Roads Bankshares, Inc. (the “Company”) and the investors party thereto, as amended and restated by the Amended and Restated Securities Purchase Agreement of even date herewith (as amended and restated, the “Amended and Restated Securities Purchase Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended and Restated Securities Purchase Agreement.

As an inducement to us to (a) enter into the Amended and Restated Securities Purchase Agreement, (b) consent to the Company’s execution of the Investment Agreement between the Company CapGen Capital Group VI LP (the “CapGen Investment Agreement”) and CapGen Investor Letter, in each case, of even date herewith, and (c) waive our rights under Section 3.12 of the Amended and Restated Securities Purchase Agreement in respect of the amendment and restatement of the Original Stock Purchase Agreement with respect to CapGen embodied by the CapGen Investment Agreement, the Company hereby agrees to pay to Midtown Acquisitions L.P. a cash payment in the amount of $500,000 in immediately available funds (the “Consent Payment”). The Consent Payment shall be made by the Company to Midtown Acquisitions L.P. upon the First Closing to the bank account designated by Midtown Acquisitions L.P. not less than two Business Days prior to the First Closing.

Douglas J. Glenn, Esq.
June 30, 2010
Page two

If you are in agreement with the foregoing, kindly countersign this letter where indicated
below.

Very truly yours,

Midtown Acquisitions L.P.

By: Midtown Acquisitions GP LLC, its
General Partner

By: _______________________
Name:
Title:

ACKNOWLEDGED AND AGREED:

HAMPTON ROADS BANKSHARES, INC.

By: __________________________
Name:
Title: